Exhibit 10.96

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****]

1600 Amphitheatre Parkway Mountain View, California 94043	Tel: 650.253.0000 Fax: 650.618.1806 www.google.com

January 7, 2014

VIA FIRST CLASS MAIL

Joanne Kelly

Chief Counsel

Aol, Inc.

22000 AOL Way

Dulles, Virginia 20166

Re: Listed Company [****] Notification

Dear Joanne,

Pursuant to the change-of-control provisions in agreements between AOL and Google (“Change of Control Provisions”), including but not limited to those in the agreements (as amended) identified below, Google makes the following Listed Company [****] Notification: [****] is hereby [****] with [****]

•	The Amended and Restated Interactive Marketing Agreement between AOL, Inc. and Google Inc., Section 6.5(a)(i)
•	The WebSearch Services Agreement between AOL, Inc. and Google, Inc., Section 6.5(a)(i)
•	The [****] Agreement between Google [****], AOL [****], AOL [****], AOL [****] and AOL [****], Section 11.6.1(a)(i)
•	The [****] Agreement between AOL [****], AOL [****] and Google [****], Section 10.6.1(a)(i)
•	The [****] Agreement between AOL [****] and Google [****], Section 6.5.2(a)(i)
•	The [****] Agreement [****] Agreement [****] between AOL [****] and Google [****], Section 13.1(a)(i)
•	The Marketplace Agreement between AOL, Inc. and Google Inc., Section 21(i)(A)

Accordingly, the first paragraph in each of the Change of Control Provisions, following the header “Change of Control: Change of Control of AOL: Right to Terminate”, shall now read as follows:

“Either party shall have the right to terminate this Agreement upon a Change of Control of [****] involving [****] (including [****]) (the “Listed Companies”) and their Affiliates, or the direct or indirect successors to or assigns of any of the foregoing (including the Affiliates of such successors and assigns) (all of the above, “Named Companies”).”

Kind regards,

Google, Inc.

cc:

President for AOL Media Networks

AOL Deputy General Counsel

AOL Global Operations Limited

AOL LLC

Robert Hickernell, Vice President, AOL Search

Paul Griffith, Senior Director, Business Development